Shareholder Meeting June 13, 2013 Community Financial Shares, Inc. Exhibit 99.1

Shareholder Meeting 6/13/2013
Forward-Looking Statements Disclaimer (cont.)
This presentation contains certain forward-looking statements, within the meaning of the Private
Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,”
“should” or other similar expressions.  Additionally, all statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.
The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, the following: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which may be less favorable than expected and may result in, among other things, an escalation in problem assets and foreclosures, a deterioration in the credit quality and value of the Company’s assets, especially real estate, which, in turn would likely reduce our customers’
borrowing power and the value of assets and collateral associated with our existing loans; (ii) the effects of, and changes in, federal, state and local laws, regulations and policies affecting banking, securities, insurance and monetary and financial matters; (iii) the success and timing of our business strategies and our ability to effectively carry out our business plan and capital restoration plan; (iv) an inability to meet our liquidity needs; (v) the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange
Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards
Board or other accounting standards setters;

Shareholder Meeting 6/13/2013
Forward-Looking Statements Disclaimer
(vi) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; (vii) the risks of changes in interest rates on the level and composition of deposits, loan demand and the values of loan collateral, securities and interest sensitive assets and liabilities; (viii)
our ability to comply with the requirements of our regulatory consent order and the mandatory provisions of 12 U.S.C. § 1831o and 12 C.F.R. § 325 (subpart B), as well as the effect of further changes to our regulatory ratings or capital levels under the regulatory framework for prompt corrective action or the imposition of additional enforcement action by regulatory authorities upon the Bank or the Company as a result of our inability to comply with applicable laws, regulations, regulatory orders and agreements; (ix)
Our ability to effectively manage market risk, credit risk and operational risk; (x) the ability of the Company to compete with other financial institutions as effectively as the Company currently intends due to increases in competitive pressures in the financial services sector; (xi) the inability of the Company to obtain new customers and to retain existing customers; (xii) the timely development and acceptance of products and services including services, products and services offered through alternative delivery channels such as the Internet; (xiii) technological changes implemented by the Company and by other parties, including third party vendors, which may be more difficult or more expensive than anticipated or which may have unforeseen consequences to the Company and its customers; (xiv) the ability of the
Company to develop and maintain secure and reliable electronic systems; (xv) the ability of the Company to retain key executives and employees and the difficulty that the Company may experience in replacing key executives and employees in an effective manner; (xvi) business combinations and the integration of acquired businesses which may be more difficult or expensive than expected; (xvii) the costs, effects and outcomes of existing or future litigation; and (xviii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated.
These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including other factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission, including in the Section entitled “Risk
Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

4 Shareholder Meeting 6/13/2013 Financial Overview Eric Wedeen Chief Financial Officer

Shareholder Meeting 6/13/2013
A Tale of Two Half-Decades
Financial Measure
Net Income
(before extraordinary items)
$10.1mm
Margin % (range)
3.63% - 4.03%
Provision for Loan Losses $ 0.93mm
Legal Fees $ 0.38mm
OREO expenses & write-downs
$ 0.08mm
FDIC Premia $ 0.37mm
Ave Texas Ratio 7.6%
Loan Growth during period
52.8%
Deposit Growth during period
17%
Financial Measure
Net Income
(before extraordinary items)
$ -20.2mm
Margin % (range)
3.13% - 3.64%
Provision for Loan Losses $ 20.5mm
Legal Fees $ 1.28mm
OREO expenses & write-downs
$ 4.67mm
FDIC Premia $ 4.14mm
Ave Texas Ratio 133.8%
Loan Growth during period
-8.8%
Deposit Growth during period
25.1%
Pre-Recession (2003-2007)
Recessionary Period (2008-2012)

Shareholder Meeting 6/13/2013
First Quarter Update
Community Financial reported a $2.3 million loss for 1Q13, primarily driven by provision expenses and OREO write-downs, minimizing potential future credit charges.
The 1Q credit charges included provision expense of $1 million, net charge-offs of $366 thousand, OREO write-down of $842 thousand, loss on OREO sale of $320 thousand, and other OREO expenses of $162 thousand.
Importantly, the company believes these to be the last major piece of credit expenses related to the previously identified problem assets.  These 1Q13 charges will allow the company to accelerate the disposition of these assets.
The first quarter credit charges bring the cumulative credit cost since October 2011 to $14.7m, in line with the downside scenario in the third-party loan review performed in October 2011.
The credit charges will clear the way for nominal credit expenses for the rest of the year, which in turn should allow the company to be near break-even in the 2Q13 and to post break-even/modest profit quarters for the second half of 2013.
Nonperforming assets declined by $2.5 million to $14.3 million, or 4.03% of assets. The extra provision expenses increased the ALLL by $676 thousand to $3.7 million, or
1.85% of loans.
The deferred tax asset(DTA) remains off the balance sheet. The usable portion of the
DTA is $6.7 million.

Shareholder Meeting 6/13/2013
Historical Income Statement - Quarterly
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
INTEREST INCOME
3,132 2,922 3,057 3,025 2,954 2,970 2,930 2,876 2,812 2,758 2,719 2,669 2,604
Interest on investment securities 475 445 340 308 353 390 363 321 333 340 325 292 277
Other interest income 12 21 30 32 31 29 27 34 36 39 36 34 42
Total interest income 3,619 3,388 3,427 3,366 3,338 3,389 3,321 3,230 3,181 3,137 3,080 2,996 2,923
INTEREST EXPENSE
Deposits 836 746 678 604 555 518 487 481 466 451 426 411 401
Borrowings 128 127 109 105 100 99 100 99 102 98 90 20 17
Subordinated debentures 17 17 20 18 17 20 17 18 18 18 18 18 39
Total interest expense 981 890 807 727 672 636 605 598 586 567 534 449 457
NET INTEREST INCOME 2,638 2,498 2,620 2,639 2,666 2,753 2,716 2,633 2,595 2,570 2,546 2,546 2,466
Provision for loan losses 240 4,425 110 3,565 173 2,521 173 3,304 180 777 180 330 1,030
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES 2,398 (1,927) 2,510 (926) 2,493 232 2,542 (671) 2,415 1,793 2,366 2,216 1,436
NONINTEREST INCOME
Service charges on deposit accounts 129 133 121 117 100 115 108 100 97 94 98 90 86
Gain on sale of securities 0 0 112 27 104 0 0 0 0 141 0 839 7
Gain on sale of loans 166 184 219 255 226 114 126 255 196 184 229 337 482
Other 172 175 226 248 261 277 272 391 261 284 255 632 229
Total noninterest income 467 493 678 648 691 506 506 746 554 703 582 1,898 805
NONINTEREST EXPENSE
Salaries and related benefits 1,411 1,310 1,456 1,398 1,493 1,370 1,402 1,368 1,404 1,408 1,548 1,526 1,596
Occupancy & Equipment 347 324 348 356 350 343 344 341 331 318 313 313 327
Foreclosure & OREO 86 325 76 531 68 442 167 665 299 392 166 1,575 1,324
Other 969 1,116 1,048 1,178 1,167 1,200 1,249 1,426 1,236 1,329 1,306 1,281 1,257
Total noninterest expense 2,813 3,075 2,928 3,464 3,078 3,354 3,162 3,800 3,270 3,447 3,333 4,695 4,505
Income before provision for taxes 52 (4,509) 260 (3,742) 106 (2,616) (113) (3,726) (301) (951) (385) (580) (2,264)
Tax provision (58) (1,824) 30 (1,514) (23) (347) (112) 5,139 37 (63) (30) 301 45
NET INCOME 110 (2,685) 230 (2,229) 129 (2,269) (1) (8,865) (338) (888) (355) (881) (2,309)
Preferred Dividends 109 110 112 112 111 111 113 113 112 113 114 3,903 0
NET INCOME AVAILABLE TO COMMON 1 (2,795) 118 (2,341) 18 (2,381) (114) (8,978) (450) (1,001) (469) (4,784) (2,309)
PRE-TAX PRE-CREDIT COST INCOME* 378 241 334 327 243 347 227 244 178 77 (39) 86 84
*Excludes securities gains and foreclosure & OREO costs
Loans, including fees

8 Shareholder Meeting 6/13/2013 Credit Overview Jeffrey Vock Chief Credit Officer

Residential Mtg. 13%
Consumer & Other <1%
Multifamily 3%
C & I 12%
Owner Occupied CRE 31%
HELOC 24%
Non-Owner Occupied CRE 14%
C & D 2%

Residential Mtg. 10%
Consumer & Other 1%
Multifamily 2%
C & I 11%
Owner Occupied CRE 26%
HELOC 27%
C & D 13%
Non-Owner Occupied CRE 10%

9
Shareholder Meeting 6/13/2013
Loan Portfolio Detail – Loan Mix
Total Loan Portfolio: $202 million at 3/31/13 and $233 million at 6/30/09
Loans by Type
3/31/13
Loans by Type
6/30/09
Repositioning of the portfolio has resulted in a 92% reduction of construction and development loans since 2007
Extensive management knowledge of market
Loan portfolio is diversified by type with no significant concentrations
Outstanding HELOC loans totaled $49.3 million, or 54.7% of the total commitments of $90.1 million
$32.8 million of the commitments were related to 1
st
lien HELOCs with average LTV of 44.0%
$57.3 million of the commitments were related to 2
nd
lien HELOCs with average LTV of 70.0%

Shareholder Meeting 6/13/2013

Loan Portfolio Detail – Over Time
($000's)
2006 2007 2008 2009 2010 2011 1Q12 2Q12 3Q12 4Q12 1Q13
Construction & land development 27,903 39,016 31,247 21,346 15,435 4,363 2,442 1,881 2,487 3,617 3,233
Owner occupied CRE 67,021 67,268 60,111 66,304 62,519 62,905 61,431 60,670 62,006 62,711 62,289
Non-owner occupied CRE 14,376 18,931 21,015 28,215 26,200 25,965 27,055 28,516 28,781 28,144 28,843
1-4 family residential 21,462 23,546 20,074 28,589 27,783 21,842 21,137 19,648 22,582 28,147 26,087
HELOC 38,213 49,893 59,941 62,418 66,372 59,325 57,624 56,619 54,446 50,574 49,266
Multifamily residential 4,200 1,547 3,000 5,004 5,757 5,653 5,190 5,477 5,451 5,854 6,005
C & I 26,319 28,227 27,200 25,992 25,666 26,302 25,560 25,722 26,276 24,445 24,943
Consumer & other 1,940 1,948 1,804 1,692 1,410 1,363 1,405 1,330 1,294 1,312 1,298
Total Loans 201,434 230,376 224,392 239,560 231,142 207,718 201,844 199,863 203,323 204,804 201,964

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2006 2007 2008 2009 2010 2011 1Q12 2Q12 3Q12 4Q12 1Q13
Consumer & other
C & I
Multifamily residential
HELOC
1-4 family residential
Non-owner occupied  CRE
Owner occupied CRE
Construction & land
development
Shareholder Meeting 6/13/2013

Funeral Homes 1%
Restaurant 8%
Churches 11%
Industrial 11%
Retail 20%
Mixed-Use 23%
Office 26%

Shareholder Meeting 6/13/2013
Loan Portfolio Detail
Commercial Real Estate Mix: $91 million at 3/31/13
Loans by Type
The majority of the CRE portfolio is performing well
Average loan amount is $497 thousand
Weighted average LTV is 65.0%
Owner -occupied CRE makes up approximately 68.4% of the total CRE portfolio

C & D
Farm
HELOC
1 - 4 Family
Multi-Family
CRE
C & I
Consumer & Other

C & D
Farm
HELOC
1 - 4 Family
Multi-Family
CRE
C & I
Consumer & Other

Shareholder Meeting 6/13/2013
Loan Charge-offs
1Q2013 Charge-offs: $366 thousand Cumulative 2007 to 1Q2013 Charge-offs: $20.0 million
40.9% of the charge-offs since 2007 have come from the construction portfolio. However, construction loans have shrunk to only $3.6 million now – we believe this translates into limited exposure to additional credit losses in this category.
($000's)
2007 2008 2009 2010 2011 2012 1Q13 Cumulative
C & D - $          $125 $773 $2,733 $2,813 $1,740 - $          $8,184
Farm -             -             -             -             -             -             -             -
HELOC -             -             -             141            814            1,031         242            2,228
1 - 4 Family -             -             -             814            934            1,190         -             2,938
Multi-Family -             -             -             -             194            241            -             435
CRE -             -             -             530            140            2,705         122            3,497
C & I 12               771            5                 1,281         109            445            -             2,623
Consumer & Other 2                 9                 59               12               8                 11               2                 103
Total Charge-offs $14 $905 $837 $5,511 $5,012 $7,363 $366 $20,008

($ Millions)
$39.0
$41.9
$38.9
$34.0
$31.2
$32.3
$29.8
$23.7
$21.3
$19.8
$18.6
$18.6
$15.4
$8.0
$7.5
$5.7
$4.4
$2.4
$1.9
$2.5
$3.6
$3.2
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

Shareholder Meeting 6/13/2013
Loan Portfolio Detail
Reduced Construction & Development Portfolio
Represented $3.2 mm or 1.6% of total loan portfolio as of 3/31/13
No C&D loans are non-performing at 3/31/13
Accounted for $8.2 mm or 40.1% of cumulative charge-offs  (2007 through 1Q13)
C&D portfolio has declined 91.7% since 2007

Shareholder Meeting 6/13/2013
Credit Quality Details
2006 2007 2008 2009 2010 2011 2012 1Q13
Nonperforming Assets ($000)
Nonaccrual Loans 25 $      62 $      2,725 $  14,555 $ 20,294 $ 13,799 $ 7,426 $  6,699 $
90 + Days Delinquent 644 635 32 480 - - 342 119
OREO - - 189 2,396 3,008 5,322 9,012 7,465
Real Estate Held For Investment - - - - 4,318 3,942 - -
Total NPAs 669 $    697 $    2,946 $  17,431 $ 27,620 $ 23,063 $ 16,780 $ 14,283 $
Classified Loans 39,912 32,497 19,788 7,685 8,744
Classified Assets 42,308 $ 39,823 $ 29,052 $ 16,697 $ 16,209 $
Performing TDRs - $     - $     1,866 $  9,899 $  4,132 $  6,522 $  3,708 $  3,109 $
30-89 Days Past Due
1,615 $  2,173 $  444 $    5,448 $  4,381 $  1,444 $  1,270 $  1,876 $
Loan Loss Reserve ($000)
Loan Loss Reserve - Beginning 1,381 $  1,549 $  1,970 $  3,300 $  4,813 $  7,680 $  8,853 $  3,032 $
Charge-offs 20 14 905 837 5,511 5,012 7,363 366
Recoveries 23 15 20 6 38 15 75 12
Provision 165 420 2,215 2,344 8,340 6,171 1,467 1,030
Loan Loss Reserve - Ending 1,549 $  1,970 $  3,300 $  4,813 $  7,680 $  8,853 $  3,032 $  3,708 $
Asset Quality Ratios (%)
NPAs (+90 days)/Assets 0.25 0.23 1.00 5.10 7.94 7.01 4.72 4.03
NPAs (+90 days)/Loans & OREO 0.33 0.30 1.32 7.26 11.67 10.69 8.13 6.87
NPLs/Loans 0.01 0.03 1.22 6.12 8.85 6.68 3.76 3.34
Reserves/NPLs NM NM 121.10 33.07 37.84 64.16 40.83 55.35
Loan Loss Reserves/Gross Loans 0.77 0.86 1.47 2.01 3.35 4.29 1.54 1.85
Loan Loss Reserves/NPAs 231.54 282.64 68.45 17.61 32.96 46.30 18.07 25.96
NCOs/Average Loans 0.00 0.00 0.39 0.36 2.40 2.36 3.71 0.71
Loan Loss Provision/NCO NM NM 250.28 281.73 152.38 123.49 20.13 290.96

C&I
13%
CRE
17%
1 - 4 Family
16%
HELOC
8%
OREO
46%

15
Shareholder Meeting 6/13/2013
Adversely Classified Assets
Adversely Classified Assets at 3/31/13
$16.2 million
Nearly one-half of the nonperforming assets and classified assets are in OREO, which allows for faster resolution as the bank has ownership and control of the assets.

Shareholder Meeting 6/13/2013

16 Shareholder Meeting 6/13/2013 Business Overview Scott Hamer Chief Executive Officer

Shareholder Meeting 6/13/2013
Update on Recent Events
In December 2012 Community Financial shares completed a $24 million private placement of convertible preferred shares and common shares. The conversion price of the preferred shares and the price of the common shares was $1.00.
The transaction resulted in several high-profile bank investors becoming shareholders of the Company, including the Clinton Group and Wellington Management.
The new capital allowed Community Financial to repay the TARP preferred stock at a discount of 55%. CFIS also repaid the holding company loan at a discount of 31%.
The new capital allows the Company to continue its aggressive problem asset management and disposition strategy and puts it in a position to pursue removing the regulatory order later in 2013.
As a result of the transaction, 4 representatives of the new investors joined the Board of
Directors (including Don Wilson as Chairman) and 5 legacy directors resigned. The new
Board is now made up of 9 directors (4 new and 5 legacy).
The new capital positioned the bank to complete the credit cleansing process, resolve the regulatory constraints and begin growing the franchise.

Shareholder Meeting 6/13/2013
Potential Capital Enhancement
As mentioned in our prior filings, we may engage in a concurrent private placement offering to be closed after the consummation of the rights offering, but we cannot comment on the status or potential outcome of that process.

Shareholder Meeting 6/13/2013
Deposit Market Share – Leading Community Bank In Market
2012
Rank
2011
Rank Institution (ST)
2012
Number of
Branches
2012 Total
Deposits in
Market ($000)
2012 Total
Market Share
(%)
2011 Total
Deposits in
Market ($000)
2011 Total
Market
Share (%)
Glen Ellyn, IL
1 1 JPMorgan Chase & Co. (NY) 3 199,705 19.10 168,440 16.42
2 2 U.S. Bancorp (MN) 2 192,966 18.45 166,414 16.22
3 3 Community Financial Shares Inc (IL) 1 156,924 15.00 152,410 14.86
4 4 Bank of Montreal 1 76,614 7.33 83,281 8.12
5 6 Citigroup Inc. (NY) 1 74,646 7.14 73,995 7.21
6 7 Bank of America Corp. (NC) 1 71,233 6.81 73,254 7.14
7 8 Wintrust Financial Corp. (IL) 1 66,015 6.31 66,314 6.47
8 5 PNC Financial Services Group (PA) 1 62,816 6.01 82,006 8.00
9 9 Inland Bancorp Inc. (IL) 2 56,376 5.39 63,611 6.20
10 10 Fifth Third Bancorp (OH) 1 35,830 3.43 36,822 3.59
Total For Institutions In Market 17 1,045,847 1,025,669
Wheaton, IL
1 1 JPMorgan Chase & Co. (NY) 7 964,558 44.25 882,180 42.50
2 2 Wintrust Financial Corp. (IL) 1 395,349 18.14 327,242 15.77
3 3 PNC Financial Services Group (PA) 3 171,696 7.88 197,338 9.51
4 4 Community Financial Shares Inc (IL) 3 156,052 7.16 139,648 6.73
5 5 Northern Trust Corp. (IL) 1 72,006 3.30 80,897 3.90
6 8 Bank of Montreal 1 62,632 2.87 61,861 2.98
7 7 Illinois State Bancorp Inc. (IL) 1 58,902 2.70 69,132 3.33
8 10 West Suburban Bancorp Inc. (IL) 2 58,882 2.70 50,592 2.44
9 9 Fifth Third Bancorp (OH) 1 58,194 2.67 59,547 2.87
10 11 Providence Bank (IL) 1 34,174 1.57 44,307 2.13
Total For Institutions In Market 28 2,179,941 2,075,512
Source: SNL Financial LLC / FDIC Summary of Deposits 6/30/12

Shareholder Meeting 6/13/2013
Funding Overview – Deposit Portfolio Snapshot
Deposit Mix – 3/31/13 Deposit Mix – Rolling 8 Quarters
Total Deposits $324 million at 3/31/13
The company has continued to grow deposits despite the low cost of funds and additional rate cuts implemented during March and April
The company was able to grow the deposit portfolio by $5.9 million in 1Q13
The Deposit mix is desirable, with a cost of interest bearing deposits of 57 basis points, cost of total deposits of 50 basis points, and cost of funds of 53 basis points for 1Q13
CDs represent 29.1%, down from 42.6% at 12/31/08; with no brokered deposits
Loan to deposit ratio at 3/31/13 was 62.4%
Non-Interest
Checking
12%
Interest
Checking
23%
Savings
22%
MMDA
14%
CD <100k
16%
CD > 100k
13%
0
50,000
100,000
150,000
200,000
250,000
300,000
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
CDARS
CD > $100k
CD < $100k
Money
Market
Savings
Interest
Checking
Non-Interest
Checking

21 Shareholder Meeting 6/13/2013 Strategy Overview Don Wilson Chairman of the Board

Shareholder Meeting 6/13/2013
December Investors’ Value Perspective
Attractive deposit base
Ability to resolve TARP and holding company note at a discount
Attractive demographics of market
Density of four existing branches
Credit issues somewhat compartmentalized
Seasoning of credit resolution process
Low loan/deposit ratio provides room to grow
Operational opportunities

Shareholder Meeting 6/13/2013
Strategic Priorities
Strengthen Capital Position and balance sheet structure
Cleanse credit portfolio (OREO and NPLs)
Resolve regulatory order
Implement new core operating system
Rationalize expense base
Drive revenue growth

Shareholder Meeting 6/13/2013
Key Strategies
Guiding Principles for Growth
Rigorous focus on core deposit growth.
Deposits generate most franchise value as it is product with most “stickiness.”
Improves stability of funding and margin.
How customers define relationship – bank will do so as well.
Organic growth from deposit –driven staff objectives and incentives in the existing branches; acquisitive growth through pursuit of branch purchases whenever possible.
Marketing critical to achieve growth in customer count, depth, and retention.
Develop a vigilant and disciplined sales pipeline management throughout the organization.
Minimize price-based advertising.
Service quality is necessary, but not sufficient, condition for banks.

Shareholder Meeting 6/13/2013
Key Strategies (Continued)
Guiding Principles for Growth
Pursue a few niche customer categories:
Develop specialized skill set of bankers.
Use of seminar selling techniques within these niche categories:
Use “reflected reputation” of third party expert presenters.
Maintain expertise of bankers.
Deal efficiently and effectively with legacy assets:
Quickly reduce NPAs through aggressive sales, pool sales and/or isolating these assets in a non-
bank (BHC subsidiary) entity.
Capacity determined by initial excess capital position and DTA limits of Section 382 rules.
Realization of longer-term workout value of assets without regulatory “contamination” of banking charter.
Maximizes speed of achieving acquisition capacity for banking charter.

Shareholder Meeting 6/13/2013
Key Strategies (Continued)
Guiding Principles for Growth
Investment in technology platform:
Treasury services and wealth management platforms need to be state-of-the-art solutions to attract and serve targeted customer base.
BSA/AML process must be robust across entire organization.
Strong technology necessary to minimize integration risk of acquisitive growth.
FIS/Metavante contract expires in October 2013; converting to Open Solutions as core systems provider
Establish and build an effective wealth management business:
Serving the integrated personal and business financial needs of customer base.
Targeted groups include lawyers, accountants, insurance firms, and other advisory professionals.
Source of diversified, recurring fee revenue.
Plan to use open architecture investment management to maximize competitive positioning.

27 Shareholder Meeting 6/13/2013 Questions?

Shareholder Meeting June 13, 2013 Community Financial Shares, Inc.